Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25CG

NINETY- THIRD AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Ninety-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided the Front Counter Receipt Printing Application (as defined in the Agreement) for Customer’s use, pursuant to the Agreement, as more particularly described in the Forty-second Amendment to the Agreement, effective as of July 24, 2013 (CSG document no. 2503374) (the “42nd Amendment”); and

WHEREAS, Customer desires to use and CSG agrees to provide an enhancement to Customer’s Front Counter Receipt Printing Application.

NOW, THEREFORE, CSG and Customer agree as follows, as of the Effective Date (defined below):

1.    Customer hereby requests and CSG agrees to implement an enhancement to the Front Counter Receipt Printing Application such that the Front Counter receipt printer will have the capability to support Customer’s virtual desktop infrastructure (“VDI”) (herein, the “VDI Enhancement”).

2.    As a result, Schedule F, Fees, CSG Services, Subsection IX., “Custom Implementation Services” shall be amended to add a new subsection 3. entitled “Front Counter Receipt Printing Application Additional Enhancement,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
3. Front Counter Receipt Printing Application Enhancement
a)Implementation Fee (Note 4)	***-****	*****
b)********** ******* Recurring Support Fees (**** *** ***-**** (***) ********** ******* ******* *****) (Note 5) (Note 6) (Note 7)	*******	$******

Note 4: The Implementation Fee for the Additional Enhancement shall be set forth in that certain mutually agreed upon Statement of Work entitled “Implement Enhancement to Front Counter Receipt Printer Application” (CSG document no. 4113085) (the “SOW”).

Note 5: Upon completion of the implementation of the VDI Enhancement, CSG shall provide an ********** **** *** ***-**** (***) ***** of ******* ******* for the Front Counter Receipt Printing Application (the “********** ******* *****”). CSG shall invoice Customer and Customer shall pay the ********** ******* ********* ******* *** as provided in section 3.b of the above table.

Note 6: For purposes of clarification, such ********** **** *** ***-**** (***) ***** of ******* ******* is in ******** to the ******-**** (**) ***** of ******* ******* already provided by CSG to Customer for the initial Front Counter Receipt Printing Application as provided in 42nd Amendment (collectively, the ******* ******* ***** ********** in this Note 6 are the “******* *****”). For example, upon completion of implementation of the VDI Enhancement, the resulting maximum combined total ******* ******* ***** for the Front Counter Receipt Printing Applications will be ******-***** *** *** **** (****) *****.

Note 7: The ******* ***** are not ********** on a ***** to ***** *****. ******* ***** *** **** in any ***** **** *** ** ******* **** to any ********** *****. ******* ***** requested by Customer in any *** (*) ***** that will result in the need for ***** in excess

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

of the ******* ***** will require CSG and Customer to execute a separate statement of work or letter of authorization describing support services in such month and the related fees at Customer's then-current technical services fees rate.  ******* ***** may be ********** ** ******** upon ***** (**) ***** ***** ******* ****** (email is sufficient) to ***, with ** ***** ** ****** ** *** **** ****.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP, - Billing Strat & Opns	Title: SVP, Secretary & General Counsel
Date: 12/5/16	Date: 12/5/16